Exhibit 10.7

AMENDMENT NO. 3 TO

PATENT AND TECHNOLOGY LICENSE AGREEMENT

DATED JULY 31,1994

This is AMENDMENT NO. 3 effective this 4th day of October, 2001, to the Patent and Technology License Agreement dated July 31, 1994, (AGREEMENT) and Amendment No. 1 to the Patent and Technology License Agreement dated September 1, 1996 (AMENDMENT NO. 1), and Amendment No. 2 to the Patent and Technology License Agreement dated August 11, 1997 (AMENDMENT NO. 2), is between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (MDA), located at 1515 Holcombe Boulevard, Houston, Texas, and which is a component institution of THE UNIVERSITY OF TEXAS SYSTEM (SYSTEM) which is governed by a BOARD OF REGENTS (BOARD) and INTROGEN THERAPEUTICS, INC., a Texas corporation, located at 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (LICENSEE).

RECITALS

A.	BOARD is the sole owner of several new inventions related to the subject matter currently licensed to LICENSEE under AGREEMENT. Additionally, Board and the National Cancer Institutes (NCI) are co-owners of at least one of the new invention(s) also related to the subject matter currently licensed to LICENSEE under AGREEMENT (collectively, these new inventions are referred to as Technologies Numbered 19-27).

B.	LICENSEE is interested in developing and commercializing new technologies directed to the treatment of cancer, and other threatening diseases, to which end LICENSEE, MDA and BOARD entered into the AGREEMENT noted hereinabove.

C.	LICENSEE wishes to add Technologies Numbered 19 - 27 under PATENT RIGHTS as defined in Section 2.3(c) of the AGREEMENT.

D.	And, BOARD wishes to grant LICENSEE rights to Technologies Numbered 19—27 to promote its practical development for the benefit of the MDAs patients and for the benefit of the people of the state of Texas.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

1.	Attachment A to the AGREEMENT is hereby deleted in its entirety and replaced with the Revised Attachment A (attached hereto).

2.	Schedule A from Amendment #1 and Schedule B from Amendment #2 are both deleted in their entirety and replaced with Revised Attachment A.

Introgen Therapeutics, Inc. Amendment No. 3

3.	The definitions set forth in the AGREEMENT, AMENDMENT NO. 1, and AMENDMENT NO. 2 shall apply in this AMENDMENT NO. 3, except to the extent that a definition herein is specific to this AMENDMENT NO. 3. Introgen Therapeutics, Inc., Amendment NO. 3.

4.	The terms and provisions of the AGREEMENT, AMENDMENT NO. 1, and AMENDMENT NO. 2 shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this AMENDMENT NO. 3 and/or AMENDMENT NO. 2, and/or AMENDMENT NO. 1 and/or the AGREEMENT, AMENDMENT NO. 3 shall prevail.

5.	Together, this AMENDMENT NO. 3, AMENDMENT NO. 2, AMENDMENT NO. 1, and AGREEMENT constitute the entire agreement between the parties in connection with the subject matter hereof and thereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 3.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER	BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By: /s/ LEON LEACH	By: /s/ JOHN MENDELSOHN
Leon Leach	John Mendelsohn, M.D.
Executive Vice President	President

APPROVED AS TO CONTENT	APPROVED AS TO FORM

By: /s/ WILLIAM J. DOTY	By: /s/ BETH LYNN MAXWELL
William J. Doty	Beth Lynn Maxwell, Ph.D.
Director, Technology Development	Office of General Counsel
U.T.M.D. Anderson Cancer Center	The University of Texas System

INTROGEN THERAPEUTICS, INC.	APPROVED AS TO CONTENT

By: /s/ DAVID G. NANCE	By:
David G. Nance	Name:
President and CEO	Title:
The University of Texas Southwestern Medical Center at Dallas

Introgen Therapeutics, Inc. Amendment No. 3

REVISED ATTACHMENT A

AMENDMENT #3—AS OF MARCH 8, 2001

Technologies Licensed Under The Patent and Technology License Agreement dated July 20, 1994:

1.	“Methods and Compositions of the Selective Inhibition of Gene Expression” (MDA 90:002, MDA 92:039, MDA93:026,—INRP: 005).

US Serial No. 665,538 filed: March 6, 1991 (Abandon December 7, 1992)

US Serial No. 07/960,513 filed: October 13, 1992, Patent No. 6,017,524 Issued: January 25, 2000.

US Serial No. 987,235 filed: December 7, 1992

US Serial No. 08/953,290 filed: October 29, 1993

US Serial No. 224,232 filed: April 7, 1994, Patent No. 6,142,290 Issued: November 7, 2000

US Serial No. 08/233,002 filed: April 25, 1994, Patent No. 5,757,469 Issued: May 5, 1998

US Serial No. 460,049 filed: June 2, 1995

US Serial No. 459,699 filed: June 2, 1995

US Serial No. 08/459,713 filed: June 2, 1995

US Serial No. 626,678 filed: April 2, 1996

US Serial No. 08/953,290 filed: October 21, 1997, Patent No. 6,069,134 Issued: May 30, 2000

US Serial No. 08/918,407 filed: August 26, 1999

US Serial No. 09/413,109 filed: October 6, 1999

US Serial No. 09/447,681 filed: November 23, 1999

US Serial No. 09/668,532 filed September 21, 2000

AU Serial No. 809/94 filed: May 2, 1996, Patent No. 608,437 Issued: February 11, 1999

AU Serial No. 15704/92 filed: October 6, 1993, Patent No. 663,702 Issued: February 6, 1996

AU Serial No. 23924/95 filed: October 4, 1996, Patent No. 694,216 Issued: November 5, 1998

BR Serial No. P19507506-2

CA Serial No. 2174556 filed: April 28, 1996

CA Serial No. 2188560 filed: October 22 (missing space on original), 1996

CA Serial No. 2108144 filed: March 6, 1992

CN Serial No. 94194354.2 filed: May 30, 1996, Patent No. CN1136826A

CN Serial No. 95192776.0 filed: October 24, 1996, Patent No. CN1147768A

CZ Serial No. PV1225-96

CZ Serial No. PV3121-96

EP Serial No. 94932099.9 filed: May 6, 1996, Patent No. 0725791

EP Serial No. 92908663.5-21, Patent No. 04408774 (Abandoned March 22, 2000)

EP Serial No. 95917100.0, Patent No. 0760675

HU Serial No. P9602937 filed: October 24, 1996

HU Serial No. P9001084

JP Serial No. 7-513310 filed: April 30, 1996, Patent No. 503361/1998

JP Serial No. 7-527776 filed: October 25, 1996, Patent No. 10-503476

KR Serial No. 10-1996-7059

KR Serial No. 96-702193 filed: April 29, 1996

NO Serial No. 96.4527 filed: October 24, 1996

NO Serial No. 96.1696 filed April 26, 1996

NZ Serial No. 275356 filed: April 15, 1996, Patent No. 275356 Issued: April 15, 1998

NZ DIV Serial No. 300898 filed: July 14, 1998 (Abandoned April 7, 2000)

PCT Serial No. US94/12401 filed: October 28, 1994, Patent NO. WO95/12660

PCT Serial No. US92/01852 filed: March 6, 1992, Patent No. WO95/28958

PCT Serial No. US95/04898 filed: April 24, 1995, Patent No. WO95/28948

PL Serial No. P.317105 filed: October 25, 1996

PL Serial No. P.314311 filed: April 29, 1996

RU Serial No. 96110223 filed: April 26, 1996

RU Serial No. 96122787 filed: October 11, 1996, Patent No. 2146149 Issued: March 10, 2000

SK Serial No. PV1367-96 filed: October 24, 1996

Introgen Therapeutics, Inc. Amendment No. 3

SK Serial No. PV0509-96 filed: April 22, 1996

UA Serial No. 96103988/M filed: October 21, 1998

US Serial No. 1115 filed: April 25, 1996

2.	“An Adenovirus Supervictor System” (MDA94:014—INRP:006)

US Serial No. 222,285 filed: April 4, 1994

AU Serial No. 22386/95 filed: April 4, 1995, Patent No. 708,561 Issued: November 18, 1999

EP Serial No. 95915529.2, Patent No. 0754237

PCT Serial No. Us95/04138 filed: April 4, 1995, Patent No. WO95/27071

3.	“Methods and Compositions Comprising DNA Damaging Agents and p53” (MDA90-002CIP3-INGN:008)

Technologies Licensed Under Amendment No. 1 dated September 1, 1996 to The Patent and Technology License Agreement dated July 20, 1994

6.	“Diminishing Viral Gene Expression by Promoter Replacement” (MDA 96:047—INRP:033)

US Serial no. 08/968,014 filed: November 12, 1997, Patent No. 6,110,744 Issued: August 29, 2000

US Serial No. 09/650,946 filed: August 29, 2000

PCT Serial No. US97/20608 filed: November 12, 1997, Patent No. WO98/23150 (Abandon May 13, 1999)

7.	“Alteration of Immunogenicity Through Chemical Modification of Viral Vectors for in vivo Gene Therapy” (MDA 96:027—INGN:027)

8.	“2-Methoxyestradiol Induced Apoptosis in Cancer Cells” (MDA 96:019—INRP:024)

US Serial No. 09/351,191 filed: July 9, 1999

US Serial No. 688,613 filed: July 30, 1996, Patent No. 5,958,892 Issued: September 28, 1999

AU Serial No. 37383/97 filed: February 5, 1999, Patent No. 723,401

CA filed January 29, 1999

EP Serial No. 97934286.2 filed: March 2, 1999, Patent No. 0921821

JP Serial No. 10-508981 filed February 1, 1999

PCT Serial No. US97/12998 filed: July 24, 1997, Patent No. WO98/04291

9.	“Inhibition of Tumor Cell Growth by p16 INK4 Mediated By An Adenovirus Vector” (MDA 95:053—INGN:016)

US Serial No. 08/502,881 filed: July 17, 1995, Patent No. 5,691,198 Issued: November 25, 1997 (Lapsed September 14, 2000)

US Serial No. 08/910,722 filed: August 13, 1997 (Abandon February 16, 1999)

US Serial No. 09/021,752 filed: February 11, 1998

US Serial No. 09/080,935 filed: May 19, 1998

US Serial No. 08/910,722 filed: February 16, 1999

US Serial No. 09/272,233 filed: March 18, 1999

AU Serial No. 66478/96 filed: January 12, 1998, Patent No. 724324

BR Serial No. P19609853-8 filed: July 19, 1998

CA Serial No. 2227193 filed: January 16, 1998

CN Serial No. 96196536.3, Patent No. CN1203632A

CZ Serial No. PV154-98

EA filed

EP Serial No. 96926086.8 filed: January 30, 1998, Patent No. 0839207

HU Serial No. 1977/98 filed: January 16, 1998, Patent No. P9901908

Introgen Therapeutics, Inc. Amendment No. 3

JP Serial No. 9-506807 filed: July 17, 1996

KR Serial No. 98-700331 filed: January 16, 1998

NO Serial No. 98.0218 filed: January 16, 1998

NZ Patent No. 313828 Issued: June 8, 1999

PCT Serial No. US96/11787 filed: July 17, 1996, Patent No. WO97/03635

PL Serial No. P324570 filed: January 17, 1998

RU Serial No. 98102856

SK Serial No. PV065-98 filed: (fled on original) January 16, 1998

UA Serial No. 98010272/M

10.	“Inhibition of Tumor Cell Growth by an Anti-Kras Adenovirus” (MDA 95:052—INGN: 015)

US Serial No. 550,959 filed: October 31, 1995

PCT Serial No. US96/17979 filed: October 31, 1996, Patent No. WO97/16547

11.	“C-Cam Recombinant Adenovirus” (MDA 95:044—INRP:030)

US Serial No. 494,622 filed: June 23, 1995

PCT Serial No. US96/10696 filed: June 23, 1996, Patent No. WO97/00954

12.	“Clinical Protocol for Modification of Tumor Suppressor Gene Expression and Induction of Apoptosis in Head and Neck Squamous Cell Carcinoma (HNSCCI) with an Adenovirus Vector Expression Wildtype p53”, (MDA96:006—INGN:022)

US Serial No. 758,033 filed: November 27, 1996

AU Serial No. 11263/97 filed: May 19, 1998

CA Serial No. 2238829 filed: May 27, 1998

CN Serial No. 96199585.8 filed: July 30, 1998

CZ Serial No. PV1657-98 filed: May 28, 1998, Patent No. PV1657-98

EP Serial No. 96942100.7 filed: June 10, 1998, Patent No. 0863984

HU Serial No. 19453/98 filed: May 29, 1998, Patent No. P9902068 (Abandoned January 11, 2000)

JP Serial No. 9-520700 filed: May 29, 1998

KR Serial No. 98-704074 filed: May 29, 1998, Patent No. 99-71795

NO Serial No. 98.2481 filed: May 29, 1998

NZ Serial No. 324168 filed: May 29, 1998

PCT Serial No. US96/19083 filed: November 27, 1996, Patent No. WO97/20047

PL Serial No. P-327009 filed: June 7, 1998

RU Serial No. 98111928 filed: June 24, 1998

SK Serial No. PV0705-98 filed: May 25, 1998, Patent No. PV0705-98 (Abandon November 24, 1999)

13.	“Modification of Mutated p53 Gene in the Tumor by Retroviral Delivery of Ribozyme A, a Therapeutic Strategy for Cancer”, (MDA95:045—INRP:020)

US Serial No. 523,030 filed: September 1, 1995

14.	“The Use of Cisplatin and Other Chemicals to Enhance the Transduction of Cancer Cells”, (MDA95:040—INRP:021)

US Serial No. 09/175056 filed: October 19, 1998

PCT Serial No. US97/05325 filed: (fled on original) April 1, 1997, Patent No. WO97/39135

15.	“A Rapid Test for Determining the Amount of Functionally Inactive Gene in a Gene Therapy Vector Preparation”, (MDA95:031—INRP:014)

Introgen Therapeutics, Inc. Amendment No. 3

US Serial No. 390,887 filed: (fled on original) February 17, 1995, Patent No. 5,637,456 Issued: June 10, 1997

AU Serial No. 49248/96 filed: August 12, 1997, Patent No. 700427 Issued: April 22, 1999

BR Serial No. P19607613-5 filed: August 15, 1997

CA Serial No. 2213116 filed: August 14, 1997

CN Serial No. 96192612.0 filed: August 14, 1997

CZ Serial No. PV2575-97

EP Serial No. 96905510 filed: September 17, 1997, Patent No. 0811077

HU Serial No. 26414/94 filed: August 15, 1997, Patent No. P9802062

JP Serial No. 8-525132 filed: August 18, 1997, Patent No. 11-500012

KR Serial No. 97-705709 filed: August 16, 1997

NO Serial No. 973770 filed: August 15, 1997

NZ Patent No. 303040 Issued: November 18, 1998

PCT Serial No. US96/02042 filed: February 14, 1996

PL Serial No. P321869 filed: August 18, 1997

RU Serial No. 97115248 filed: September 11, 1997

SG Serial No. PV1113-97 filed: August 14, 1997

UA Serial No. 97084262/m filed: August 15, 1997

16.	“The Use of Epidermal Growth Factor and Other Ligands for the Targeting of Genetic Material to Lung Cancer Cells”, (MDA94:039—INRP:011)

US Serial No. 410,526 filed: March 24, 1995 (Abandon)

PCT Serial No. US96/04017 filed: March 25, 1996, Patent No. WO96/30536 (Abandon September 24, 1997)

17.	“Adenoviral Helper Vector System”, (MDA95:007—INRP:012)

US Serial No. 423,573 filed: April 17, 1995

AU Serial No. 55519/96 filed: November 6, 1997

CA Serial No. 2128610 filed: October 12, 1997

EP Serial No. 96912839.6 filed: October 16, 1997, Patent No. WO0821739

PCT Serial No. US96/05310 filed: April 17, 1995, Patent No. W96/33280

Technologies Licensed Under Amendment No. 2 dated August 11, 1997 to The Patent and Technology License Agreement dated July 20, 1994

18.	“Low Toxicity Interleukin-2 Analogues for Use in Immunotherapy”, (MDA92:026—INGN:064)

US Serial No. 868,765 filed: April 14, 1992, Patent No. 5,229,109 Issued: July 10, 1993

AU Serial No. 42843/93 filed: April 13, 1993 (Abandon December 13, 1995)

CA Serial No. 2133831 filed: April 13, 1993

EP Serial No. 93912216.4

JP Serial No. 5-518560 filed: April 13, 1993, Patent No. 508714/1995

PCT Serial No. US93/03457 file: April 13, 1993, Patent No. WO/93/20849

Technologies Licensed Under Amendment No. 3 dated March 8, 2001 to The Patent and Technology License Agreement dated July 20, 1994

19.	“Differential Gene Expression in Tumor Bearing and On Tumor Bearing Animals Following Systemic Delivery of DOTAP: Cholesterol Liposome DNA” (MDA00-064)

20.	“Chromosome 3p21.3 Genes as a Tumor Suppressor Region” (MDA00:041—INGN:095PZ)

US Serial No. 60/217,112 filed: July 10, 2000

Introgen Therapeutics, Inc. Amendment No. 3

21.	“Inhibition of Cell Growth by Anti-Proliferative Factor” (MDA97-002—INRP:026)

US Serial No. 08/918,712 filed: August 22, 1997

PCT Serial No. US97/15020 filed: August 22, 1997 (Abandon February 23, 1999)

22.	“Augmentation of Cell Growth Inhibition by Enhancement of Intercellular Communication” (MDA98:049—INRP:073)

US Serial No. 09/422,911 filed: October 21, 1999

23.	“Recombinant Adenovirus-Mediated Fhit Gene Transfer” (MDA98:053—INGN:074)

US Serial No. 09/524,474 filed: March 13, 2000

24.	“Induction of Apoptic or Cytotoxic Gene Expression by Adenoviral Mediated Gene Codelivery” (MDA99:016—INGN:088)

US Serial No. 09/266,465 filed: March 11, 1999

PCT Serial No. US99/05359 filed: March 11, 199__ (year incomplete), Patent No. WO99/46371

25.	“Methods and Compositions for Non-Viral Gene Therapy for Hyperproliferative Diseases” (MDA99:041—INRP:083PZ1)

US Serial No. 09/575,473 filed: May 24, 2000

26.	“Antheiminthic Drugs Are Potent Inducers of Apoptosis in Human Lung Cancer Cells Through the p53 Pathway” (MDA99:067—INRP:095PZ)

27.	“Gene Transfer of a Ras Pathway Inhibitor as a Radiosensitizer” (MDA98:058—INRP:077)